UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 15, 2004
(Date of report)

NATIONAL PROCESSING, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-11905	61-1303983

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1231 Durrett Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

(502) 315-2000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
Signatures
EX-99.1 News Release

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

(a)	FINANCIAL STATEMENT OF BUSINESS ACQUIRED: None
(b)	PRO FORMA FINANCIAL INFORMATION: None
(c)	EXHIBITS:
99.1 News Release, dated January 15, 2004

Item 12. Results of Operations and Financial Condition

On January 15, 2004, the Registrant issued a News Release reporting earnings for the fourth quarter and the year ended December 31, 2003.

Reference is made to the News Release, dated January 15, 2004, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Form 8-K is being furnished pursuant to Item 12 of Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROCESSING, INC. (Registrant)
	By:	/s/ Carlton E. Langer
		Name:	Carlton E. Langer
Dated: January 15, 2004		Title:	Secretary